QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.2

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SUCH ISSUER THAT SUCH SALE, MORTGAGE, PLEDGE, HYPOTHECATION OR TRANSFER IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS.

VCAMPUS CORPORATION
CONVERTIBLE PROMISSORY NOTE

Reston, Virginia
$	December 28, 2001

    1.  Principal and Interest.  VCampus Corporation (the "Company"), a Delaware corporation, for value received, hereby promises to pay to the order of            ("Holder") in lawful money of the United States of America at the address for notices to Holder set forth below, the principal amount of      Dollars ($            ), together with interest as set forth below. The Company promises to pay interest on the unpaid principal amount from the date hereof until such principal amount is paid in full or converted in accordance with Section 3 hereof, at the rate of eight percent (8%) per annum. Interest shall be payable quarterly on each March 31, June 30, September 30 and December 31, in either cash or shares of common stock of the Company valued at the average closing price on the principal market therefor for the five trading days prior to the payment date, the form of such payment to be at the discretion of the Company. The first interest installment shall be due and payable on March 31, 2002. Interest from the date hereof shall be computed on the basis of a 360-day year of twelve 30-day months. Unless earlier converted or prepaid as set forth below, all unpaid principal and unpaid accrued interest on this convertible promissory note (the "Note") shall be due and payable on the earlier of: (i) December 31, 2003, or (ii) ninety (90) days after the Company's next annual stockholders meeting unless the Company secures the required stockholder approval discussed in Section 3.4 hereof at such meeting.

    2.  Prepayment.

      2.1 The principal and the interest on this Note may be prepaid without the prior written consent of the Holder upon ten (10) days written notice provided by the Company.

      2.2 Any prepayment of this Note will be credited first against accrued but unpaid interest, then principal. Upon payment in full of the amount of all principal and interest payable hereunder, this Note shall be surrendered to Company for cancellation.

    3.  Conversion Rights.

      3.1 Subject to the limitations on conversion set forth in Section 3 below, the unpaid principal and accrued but unpaid interest on this Note may, at the sole discretion of the Holder, be converted at any time into shares of common stock of the Company (the "Shares") at a conversion price of $0.35 per Share, as may be adjusted from time to time for stock splits, stock dividends, combinations or similar events (the "Conversion Price"), upon notice to the Company.

      3.2 The unpaid principal and accrued but unpaid interest on this Note, or any portion thereof, may, at the option of the Company, be converted into Shares at the Conversion Price upon five (5) days prior written notice by the Company to the Holder that the average closing bid price of the Company's common stock on its principal market equals or exceeds four (4) times the Conversion Price for the twenty (20) consecutive trading days prior to the delivery of such notice.

      3.3 In addition to the conversion rights set forth in Section 3.1 and 3.2 above, the unpaid principal and accrued but unpaid interest on this Note shall convert into Shares at the Conversion Price upon the written consent of the holders at least 75% of the outstanding Series F Preferred Stock of the Company.

      3.4 Notwithstanding anything to the contrary herein, the unpaid principal and accrued but unpaid interest on this Note may not be converted into Shares pursuant to this Section 3 to the extent that conversion would violate Rule 4350(i)(1) of the Nasdaq Marketplace Rules until, if applicable, the Company obtains the required stockholder approval specified therein. The Company represents and warrants that it will, if necessary, use its best efforts to obtain the required stockholder approval under Rule 4350(i)(1) of the Nasdaq Marketplace Rules at the next annual stockholders meeting to permit conversion of this Note.

      3.5 Notwithstanding anything to the contrary herein, without the consent of the Company, the Holder may not convert more than 10% of the original principal balance of the Note during any calendar month.

      3.6 Upon (i) Company's receipt of Holder's election to convert this Note into Shares pursuant to Section 3.1, (ii) Holder's receipt of Company's notice of conversion pursuant to Section 3.2, or (iii) written consent from holders of at least 75% of the outstanding Series F Preferred Stock electing to convert this Note pursuant to Section 3.3, the applicable amount of outstanding principal and accrued but unpaid interest of the Note shall be converted without any further action by the Holder; provided, that the Company shall not be obligated to issue certificates evidencing the Shares issuable upon such conversion unless the Note is either delivered to the Company or its transfer agent, or the Holder notifies the Company or its transfer agent that such Note has been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such Note. The Company shall, as soon as practicable after such delivery, or such agreement and indemnification, issue and deliver to such Holder of the Note, a certificate or certificates representing the Shares for which the Holder shall be entitled as the result of a conversion. The person or persons entitled to receive securities issuable upon such conversion shall be treated for all purposes as the record holder or holders of such securities on such date.

    4.  Subordination to Future Commercial Bank Debt, If Any.  The Company agrees and the Holder of each Note, by acceptance thereof, agrees, expressly for the benefit of the present and future payees of Bank Indebtedness, that the right to payment under the Note is subordinated and subject in its entirety to payment of all amounts owed pursuant to Bank Indebtedness including principal, accrued interest and premiums, if any. Nothing in this Note shall prevent the Holder of this Note from exercising all remedies otherwise permitted by applicable law upon default under the Note, subject to the rights, if any, of the payees of Bank Indebtedness. For the purposes of this Section 4, "Bank Indebtedness" means the principal of, and premium, if any, and interest on, indebtedness of the Company for money borrowed from commercial lending institutions. The Company represents and warrants to the Holder that the Company has no Bank Indebtedness on the issuance date of this Note.

    5.  Attorney's Fees.  If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys' fees and costs incurred by Holder.

    6.  Notices.  Any notice, other communication or payment required or permitted hereunder shall be in writing and shall be deemed to have been given to the addresses provided below. In the case of notice to the Company, copies should be sent to Kevin Prakke, Wyrick Robbins Yates & Ponton LLP, 4101 Lake Boone Trail, Suite 300, Raleigh, NC 27607.

    7.  No Dilution or Impairment.  The Company will not, by amendment of its Certificate of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Note against dilution or other impairment.

    8.  Waivers.  The Company hereby waives presentment, demand for performance, notice of nonperformance, protest, notice of protest and notice of dishonor. No delay on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or any other right. This Note is being delivered in and shall be construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof.

    9.  No Stockholder Rights.  Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder of the Company.

    10.  Amendment.  Any term of this Note may be amended with the written consent of the Company and the holders of not less than 75% of the then outstanding principal amount of Notes of like tenor issued in connection with Company's Series F Preferred Stock financing, even without the consent of the Holder hereof. Any amendment effected in accordance with this Section 10 shall be binding upon each current and future holder of all such Notes and the Company; provided, however, that no special consideration or inducement may be given to any such holder in connection with such consent that is not given ratably to all such holders, and that such amendment must apply to all such holders ratably in accordance with the principal amount of their then outstanding Notes. The Company shall promptly give notice to all holders of outstanding Notes of any amendment effected in accordance with this Section 10.

    11.  Governing Law.  This Note is being delivered in and shall be construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof

(The next page is the signature page.)

    THIS CONVERTIBLE PROMISSORY NOTE is issued as of the date first above written.

VCAMPUS CORPORATION
By:	Daniel Neal, Chief Executive Officer
Address for Notices:
1850 Centennial Park Drive Suite 200 Reston, VA 20191
HOLDER ACCEPTED AND AGREED:
[Printed or Typed Name]
By:	(signature)
Address for Notices:

QuickLinks

  Exhibit 99.2
VCAMPUS CORPORATION CONVERTIBLE PROMISSORY NOTE